EXECUTION VERSION
EXHIBIT 10.1
THIS FIRST AMENDMENT AGREEMENT is dated as of the 5th day of July, 2007.
B E T W E E N:
ANIXTER CANADA INC.
a corporation incorporated under the laws of Canada
as Borrower
- and -
THE GUARANTORS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Guarantors
- and -
THE LENDERS FROM TIME TO TIME PARTY
TO THE CREDIT AGREEMENT
as Lenders
- and -
THE BANK OF NOVA SCOTIA
a bank to which the Bank Act (Canada) applies,
in its capacity as administrative agent hereunder
as Administrative Agent
RECITALS:
A.	The Borrower, the Guarantors, the Agent and the Lenders are parties to a Credit Agreement dated as of 18 November 2005 (the “Existing Credit Agreement”).
B.	The Borrower and the Lenders have agreed to certain amendments to the terms and conditions in the Existing Credit Agreement and the parties are entering into this First Amendment Agreement to give effect thereto and to the other matters set forth herein.
     NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
First Amendment Agreement

Section 1 – Amendment to Definitions
     Section 1.1.86 of the Existing Credit Agreement is deleted and replaced with the following provision:

1.1.86	“Maturity Date” means 20 April 2012.

Section 2 – Amendment to Credit
     Section 2.6(1) of the Existing Credit Agreement is deleted and replaced with the following provision:

2.6(1)	The Applicable Margin relating to interest rates, Banker’s Acceptance Fees, L/C commissions and Standby Fees will vary and be calculated based on the Relevant Rating as follows:

		Banker's Acceptance
	Applicable Margin	Fees, L/C	Standby Fee
	for Prime Rate	Commissions and	(% per annum)
	Advances and Base	Applicable Margin
	Rate Advances	for LIBOR Advances	≥50%	<50%
Relevant Rating	(% per annum)	(% per annum)	utilization	utilization

Greater than BBB/Baa2	0.080%	0.375%	0.080%	0.160%

BBB/Baa2	0.100%	0.500%	0.100%	0.200%

BBB-/Baa3	0.125%	0.625%	0.125%	0.250%

BB+/Ba1	0.150%	0.750%	0.150%	0.300%

BB/Ba2	0.175%	0.875%	0.175%	0.350%

Less than BB/Ba2	0.200%	1.000%	0.200%	0.400%

Section 3 – Amendment to Financial Covenants
     Section 7.1 of the Existing Credit Agreement is deleted and replaced with the following provision:

7.1	The Borrower shall at all times maintain a Total Leverage Ratio of not greater than 3.25 to 1.00. The Total Leverage Ratio shall be calculated on a rolling four quarter basis, based on the most recently completed four fiscal quarters of the Borrower.
Section 4 – Conditions Precedent to Effectiveness of this First Amendment Agreement
     This First Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:
(a)	execution and delivery of this First Amendment Agreement by each of the Borrower and the Guarantors;

(b)	execution and delivery of this First Amendment Agreement by the Lenders in accordance with Section 9.2 of the Existing Credit Agreement;
First Amendment Agreement

(c)	no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent; and

(d)	the Agent having received such corporate resolutions, incumbency and other certificates of each of the Borrower and the Guarantors as the Agent may reasonably request in connection with this First Amendment Agreement and the transactions contemplated hereby.
Section 5 – Representations and Warranties of the Obligors
     Each of the Obligors acknowledge that this First Amendment Agreement is a Loan Document and that all of their respective representations and warranties concerning Loan Documents that are contained in the Existing Credit Agreement apply to this First Amendment Agreement and are deemed to be repeated on their execution of this First Amendment Agreement as if set out in full in this First Amendment Agreement. The other representations and warranties made in Section 6.1 of the Existing Credit Agreement, other than those expressly stated to be made as of a specific date or otherwise expressly modified pursuant to the provisions of Section 6.2 of the Existing Credit Agreement, are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof, but subject to the same qualifications as are contained in Section 6.2 of the Existing Credit Agreement.
Section 6 – Continuing Effect of Existing Credit Agreement
     Except as amended by this First Amendment Agreement, the Existing Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Without in any way limiting the terms of the Existing Credit Agreement or any other Loan Document, each Obligor confirms that the Security made or granted by it pursuant to the Existing Credit Agreement remains in full force and effect notwithstanding the amendments to the Existing Credit Agreement contained herein and that such Security shall continue to secure all of the debts, liabilities and obligations described in Section 3.2 of the Existing Credit Agreement, including but not limited to those debts, liabilities and obligations arising as a result of this First Amendment Agreement.
Section 7 – Further Assurances
     The Borrower shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this First Amendment Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this First Amendment Agreement.
Section 8 – Counterparts and Facsimile
     This First Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the
First Amendment Agreement

delivery of a facsimile copy of an executed counterpart of this First Amendment Agreement shall be deemed to be valid execution and delivery thereof.
Section 9 – Governing Law
     The parties agree that this First Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.
Section 10 – Interpretation
     Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings defined in the Existing Credit Agreement. This First Amendment Agreement and the Existing Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.
Section 11 – Effective Date
     This First Amendment Agreement may be referred to as being dated as of July 5, 2007, notwithstanding the actual date of execution by the parties hereto as set forth on their respective signing pages.
[EXECUTION PAGES FOLLOW]
First Amendment Agreement

-S1-

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

THE BANK OF NOVA SCOTIA, as Agent
By:
E. Read
Director

By:
S. Corey
Associate Director

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

-S2-

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER CANADA INC.
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER INC.
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

-S4-

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER INTERNATIONAL INC.
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

-S5-

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER-REAL ESTATE, INC.
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER INFORMATION SYSTEMS CORPORATION
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER FINANCIAL INC.
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

-S8-

IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

ANIXTER PROCUREMENT CORPORATION
By:
Name:
Title:

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]
First Amendment Agreement

-S9-

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment Agreement on July ___, 2007.

THE BANK OF NOVA SCOTIA, as Lender
By:
R. Lockie Managing Director & Industry Head

By:
S. Corey
Associate Director

[signature page for First Amendment Agreement to Credit Agreement relating to Anixter Canada Inc. et al.]

First Amendment Agreement